NICHOLAS MONEY MARKET FUND, INC.
                                           February 14, 2001

Report to Fellow Shareholders:

     For the year 2000 Nicholas Money Market Fund had a total return of 6.19%. When the year began the Fund had seven-day current and effective yields of 5.62% and 5.78%, respectively, compared to 6.30% and 6.50% at year's end. Increases in short-term interest rates followed the rises in the Federal Reserve Board's ("the Fed") target rate which started 2000 at 5.50% and ended at 6.50% in hope of stemming inflationary pressures. Selected yields are provided in the chart below for the periods ended December 31, 2000 and 1999:

                                        Yield As       Yield As
                                           Of             Of
                                        12/31/200      12/31/199
                                            0              9
Current 7-day* ...................        6.30%          5.62%
Effective 7-day* ................         6.50%          5.78%
Current 12-month* ...............         6.02%          4.80%
Effective 12-month* ................      6.19%          4.91%


     At December 31, 2000 the Fund had a weighted average days-to-maturity of 31 days. Holdings in the Fund consisted of approximately ninety-percent corporate commercial paper and ten-percent in variable rate securities. The Fund placed in the top-ten percent of its peer group (the Taxable First Tier Money Fund Group) in terms of 12-month total return for the period ended December 31, 2000. The aforementioned group consisted of 323 funds as reported in "Money Market Insight" a publication of iMoneyNet, Inc. The group average 12-month total return for the period ended December 31, 2000 was 5.81%.

     In the month of January 2001 the Fed lowered the target rate to 5.50%. With a general slowing in the economy the Fed has changed its bias to "weakness" indicating they might further lower rates in an effort to reinvigorate the economy.

     Thank you for your continued support.

                              Sincerely,

                              \S\  Albert O. Nicholas

                              Albert O. Nicholas
                              President

*The current yield represents the annualized net investment income per share for the stated time periods. The effective yield assumes compounding. All performance and ranking data is historical and does not represent future results. An investment in the Fund is neither insured nor guaranteed by the United States Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


Statement of Net Assets
December 31, 2000
-----------------------------------------------------------------------------
[CAPTION]

                                                                            Yield to       Amortized
  Principal                                                  Maturity       Maturity          Cost
   Amount                                                      Date       (Note 1(b))     (Note 1(a))
-------------                                              ------------   -----------   -------------

COMMERCIAL PAPER - 90.25%
  $2,800,000  Wells Fargo Financial, Inc. ...............   01/02/2001       6.70%         $2,800,000
   5,500,000  General Motors Acceptance Corporation .....   01/03/2001       6.67%          5,499,010
   1,375,000  John Deere Capital Corp. ..................   01/03/2001       6.71%          1,374,750
   2,235,000  Salomon Smith Barney Holdings, Inc. .......   01/03/2001       6.72%          2,234,590
   2,000,000  Ford Motor Credit Company .................   01/04/2001       6.72%          1,999,271
   5,500,000  Ford Motor Credit Company .................   01/04/2001       6.72%          5,497,990
   4,500,000  Salomon Smith Barney Holdings, Inc. .......   01/05/2001       6.70%          4,497,551
   3,100,000  CIT Group, Inc. (The) .....................   01/08/2001       6.71%          3,096,626
   3,975,000  CIT Group, Inc. (The) .....................   01/08/2001       6.69%          3,970,654
   1,000,000  American General Finance Corporation ......   01/09/2001       6.70%            998,728
   5,000,000  American General Finance Corporation ......   01/09/2001       6.69%          4,993,622
   1,500,000  Banta Corporation .........................   01/09/2001       7.03%          1,498,002
   2,960,000  Torchmark Corporation .....................   01/09/2001       7.10%          2,956,000
   3,000,000  John Deere B.V. ...........................   01/10/2001       6.73%          2,995,627
   2,200,000  General Electric Capital Corporation ......   01/11/2001       6.72%          2,196,398
   4,400,000  Wisconsin Energy Corporation ..............   01/11/2001       6.70%          4,392,773
   3,335,000  American Express Credit Corporation .......   01/12/2001       6.70%          3,328,923
   3,425,000  Associates First Capital B.V. .............   01/12/2001       6.74%          3,418,778
   3,525,000  Torchmark Corporation .....................   01/12/2001       7.10%          3,518,195
   3,250,000  Wisconsin Energy Corporation ..............   01/12/2001       6.70%          3,244,069
   1,300,000  Banta Corporation .........................   01/16/2001       6.99%          1,296,563
   1,325,000  DaimlerChrysler N.A. Holding Corp. ........   01/16/2001       6.72%          1,321,625
     745,000  Fiserv, Inc. ..............................   01/16/2001       7.09%            742,986
   2,225,000  R.R. Donnelley & Sons Company .............   01/16/2001       6.72%          2,219,306
   5,675,000  General Electric Capital Corporation ......   01/17/2001       6.69%          5,659,630
   1,910,000  Firstar Corporation .......................   01/18/2001       6.72%          1,904,440
   2,350,000  Associates First Capital B.V. .............   01/19/2001       6.72%          2,342,731
   1,010,000  Vulcan Materials Company ..................   01/19/2001       6.65%          1,006,886
   3,000,000  Wells Fargo Financial Inc. ................   01/22/2001       6.73%          2,989,050
   2,400,000  DaimlerChrysler N.A. Holding Corp. ........   01/23/2001       6.71%          2,390,886
   5,030,000  American Honda Finance Corporation ........   01/24/2001       6.68%          5,009,989
   2,900,000  American Honda Finance Corporation ........   01/25/2001       6.69%          2,887,939
   2,150,000  Associates First Capital B.V. .............   01/26/2001       6.74%          2,140,569
   1,000,000  Dover Corp. ...............................   01/26/2001       6.70%            995,633
   1,035,000  American General Finance Corporation ......   01/29/2001       6.74%          1,029,900
     810,000  Fiserv, Inc. ..............................   01/29/2001       6.95%            805,869
   3,900,000  Firstar Corporation .......................   01/30/2001       6.73%          3,880,101
     900,000  LOCAP, Inc. ...............................   01/30/2001       7.36%            894,960
   1,300,000  LOCAP, Inc. ...............................   01/30/2001       7.37%          1,292,720
   1,950,000  Banta Corporation .........................   01/31/2001       7.01%          1,939,318
   3,040,000  Vulcan Materials Company ..................   01/31/2001       6.68%          3,024,009
   1,915,000  American Express Credit Corporation .......   02/01/2001       6.53%          1,904,787
     865,000  DaimlerChrysler N.A. Holding Corp. ........   02/01/2001       6.70%            860,257
   2,175,000  Fiserv, Inc. ..............................   02/01/2001       6.95%          2,162,675
   3,450,000  Bear Stearns Companies, Inc. (The) ........   02/02/2001       6.65%          3,430,690
   3,950,000  Coca-Cola Enterprises, Inc. ...............   02/05/2001       6.68%          3,925,751
   1,360,000  Fiserv, Inc. ..............................   02/06/2001       7.11%          1,350,811
   2,550,000  Fiserv, Inc. ..............................   02/07/2001       7.11%          2,532,277
   1,868,000  Tribune Company ...........................   02/12/2001       6.71%          1,854,150
   1,240,000  Firstar Corporation .......................   02/13/2001       6.49%          1,230,814
   7,900,000  Marshall & Ilsley Corporation .............   02/14/2001       6.44%          7,840,552
   2,730,000  Stanley Works (The) .......................   02/16/2001       6.62%          2,707,989
   1,450,000  Credit Suisse First Boston, Inc. ..........   02/22/2001       6.71%          1,436,627
   3,250,000  Banta Corporation .........................   02/28/2001       7.20%          3,213,979
                                                                                         ------------
                   TOTAL COMMERCIAL PAPER ...............                                 144,738,026
                                                                                         ------------

VARIABLE RATE SECURITIES - 10.30%

   5,000,000  Anchor National Life
               Funding Agreement (1) (2) ................   01/02/2001       7.03%          5,000,000
      11,190  Firstar Bank U.S.A., N.A. (1)..............   01/02/2001       6.50%             11,190
   5,000,000  Morgan Stanley Group, Inc. (1).............   03/15/2001       6.85%          5,000,000
   2,500,000  General Motors Acceptance Corporation .....   07/27/2001       6.94%          2,500,373
   4,000,000  First Chicago NBD Corporation -
               MTN Series G .............................   08/20/2001       7.00%          4,002,064
                                                                                         ------------
                   TOTAL VARIABLE RATE SECURITIES .......                                  16,513,627
                                                                                         ------------

                   TOTAL INVESTMENTS - 100.55%...........                                 161,251,653
                                                                                         ------------
                   LIABILITIES, NET OF
                    OTHER ASSETS - (0.55)% ..............                                    (882,534)
                                                                                         ------------
                   TOTAL NET ASSETS (Basis of
                    percentages disclosed above) - 100% ..                                $160,369,119
                                                                                         ------------
                                                                                         ------------

                   NET ASSET VALUE PER SHARE ($.0001 par value, 3,000,000,000 shares authorized), offering price and redemption price
                    ($160,369,119 /160,369,119 shares outstanding) .................            $1.00
                                                                                                -----
                                                                                                -----

(1) These securities are subject to a demand feature as defined by the Securities and Exchange Commission.
(2) Not readily marketable for a 90 day period.


The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 2000
--------------------------------------------------------------------------

INCOME:
   Interest ..........................................   $10,331,812

EXPENSES:
   Management fee (Note 2) ...........................       476,783
   Transfer agent fees ...............................       101,976
   Registration fees .................................        38,293
   Legal fees ........................................        36,583
   Postage and mailing ...............................        20,048
   Audit and tax consulting fees .....................        15,775
   Custodian fees ....................................         7,925
   Printing ..........................................         7,137
   Directors' fees ...................................         7,000
   Insurance .........................................         3,191
   Telephone .........................................         1,574
   Other operating expenses ..........................         5,545
                                                          ----------
                                                             721,830
                                                          ----------
       Net investment income .........................   $ 9,609,982
                                                         -----------
                                                         -----------



The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended December 31, 2000 and 1999
--------------------------------------------------------------------------

[CAPTION]

                                                                       2000             1999
                                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income .....................................   $   9,609,982    $   7,161,357

DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income
      ($0.0601 and $0.0477 per share, respectively) ...........      (9,609,982)      (7,161,357)
                                                                  -------------    -------------

             Increase in net assets
             from investment activities .......................              --               --
                                                                  -------------     ------------

CAPITAL SHARE TRANSACTIONS (all at $1.00 per share):
    Proceeds from shares issued ...............................     147,601,058     156,003,266
    Reinvestment of distributions .............................       9,128,948        7,009,099
    Cost of shares redeemed ...................................    (137,310,305)    (182,250,244)
                                                                  -------------    -------------

             Increase (decrease) in net assets derived from
               capital share transactions .....................      19,419,701      (19,237,879)
                                                                  -------------    -------------
             Total increase (decrease) in net assets ..........      19,419,701      (19,237,879)
                                                                  -------------    -------------
NET ASSETS:
    Beginning of the period ...................................     140,949,418      160,187,297
                                                                  -------------    -------------

    End of the period ........................................    $ 160,369,119    $ 140,949,418
                                                                  -------------    -------------
                                                                  -------------    -------------



The accompanying notes to financial statements are an integral part of these statements.

Financial Highlights
(For a share outstanding throughout each year)
---------------------------------------------------------------------------
[CAPTION]

                                                           Year ended December 31,
                                                  -----------------------------------------------
                                                   2000      1999      1998      1997      1996
                                                   ----      ----      ----      ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD              $1.00     $1.00     $1.00     $1.00     $1.00

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ....................       .060      .048      .052      .052      .050
                                                  -----     -----     -----     -----     -----

  LESS DISTRIBUTIONS:
  From net investment income ...............      (.060)    (.048)    (.052)    (.052)    (.050)
                                                  -----     -----     -----     -----     -----


NET ASSET VALUE, END OF PERIOD .............      $1.00     $1.00     $1.00     $1.00     $1.00
                                                  -----     -----     -----     -----     -----
                                                  -----     -----     -----     -----     -----

TOTAL RETURN ...............................      6.19%     4.91%     5.26%     5.26%     5.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) .......     $160.4    $140.9    $160.2    $117.8    $119.1

Ratio of expenses to average net assets ....       .45%      .49%      .48%      .51%      .52%

Ratio of net investment income
  to average net assets    .................      6.02%     4.76%     5.18%     5.15%     5.02%


The accompanying notes to financial statements are an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -

     The Nicholas Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment company. The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The following is a summary of significant accounting policies followed by the Fund.

(a) Securities held by the Fund, which are purchased at a discount or premium, are valued on the basis of amortized cost, done on a straight line method which is not materially different than the level yield method. Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates. Variable rate instruments purchased at par are valued at cost which approximates market value.
Investment transactions are generally accounted for on the trade date.

(b) Yield to maturity is calculated at date of purchase for commercial paper. For variable rate securities, the yield to maturity is calculated based on current interest rate and payment frequency.

(c) The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and purchases investments which have maturities of 397 days or less.
As of December 31, 2000, the Fund's dollar-weighted average portfolio maturity was 31 days. Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.

(d) It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

(f) The revised AICPA Audit and Accounting Guide for Investment Companies is effective for fiscal years beginning after December 15, 2000. While adoption of this revised guide will impact the presentation of the financial statements, management does not expect it to have a material impact on the operations of the Fund.

(2)  INVESTMENT ADVISER AND MANAGEMENT AGREEMENT -

     The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser at an annual rate of .30 of 1% of the daily average net asset value of the Fund. The adviser will reimburse the Fund if total operating expenses (other than the management fee) incurred by the Fund exceed
 .50 of 1% of the average net assets for the year. At December 31, 2000, the Fund owed Nicholas Company, Inc. $41,731 for advisory services.

Report of Independent Public Accountants
--------------------------------------------------------------------------

To the Shareholders and Board of Directors of Nicholas Money Market Fund, Inc.:

     We have audited the accompanying statement of net assets of NICHOLAS MONEY MARKET FUND, INC. (a Maryland corporation), as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Money Market Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

                                           ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 19, 2001.

                       OFFICERS AND DIRECTORS

             ALBERT O. NICHOLAS, President and Director

                    JAY H. ROBERTSON, Director

                    MELVIN L. SCHULTZ, Director

             DAVID L. JOHNSON, Executive Vice President

       THOMAS J. SAEGER, Executive Vice President and Secretary

         JEFFREY T. MAY, Senior Vice President and Treasurer

            DAVID O. NICHOLAS, Senior Vice President

                  LYNN S. NICHOLAS, Vice President

                  KATHLEEN A. EVANS, Vice President

                  CANDACE L. LESAK, Vice President

                        INVESTMENT ADVISER
                      NICHOLAS COMPANY, INC.
                       Milwaukee, Wisconsin
                    414-272-6133 or 800-227-5987

                           TRANSFER AGENT
                  FIRSTAR MUTUAL FUND SERVICES, LLC
                        Milwaukee, Wisconsin
                    414-276-0535 or 800-544-6547

                             CUSTODIAN
                FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                          Cincinnati, Ohio

                             AUDITORS
                        ARTHUR ANDERSEN LLP
                        Milwaukee, Wisconsin

                              COUNSEL
                    MICHAEL, BEST & FRIEDRICH LLP
                        Milwaukee, Wisconsin



This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

NICHOLAS MONEY MARKET FUND, INC.
700 North Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com


December 31, 2000